UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2010
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

333 West Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its fourth quarter 2009 results on Thursday, March 11, 2010 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for all quarters in 2009 and all quarters in 2008. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q4 2009, Q4 2008 and the full year 2009.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2008, and December 31, 2009
Unaudited

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total
Gross sales (in millions):
Mutual funds	$1,354	1,839	1,635	1,487	6,315	$1,339	1,990	2,348	2,129	7,806
Managed accounts-retail	1,701	2,118	2,026	2,068	7,914	2,270	2,584	2,044	2,326	9,224
Managed accounts-institutional	1,197	1,363	2,840	1,357	6,757	1,762	1,722	1,804	3,522	8,811
Closed-end funds	2	(0)	(0)	(0)	2	166	141	254	671	1,232

Total funds and accounts	$4,254	5,321	6,501	4,912	20,988	$5,537	6,437	6,450	8,649	27,072

Net Flows (in millions):
Mutual funds	$61	744	147	(537)	416	$303	1,057	1,395	980	3,736
Managed accounts-retail	(2,523)	(1,823)	(1,895)	(2,680)	(8,921)	(1,770)	(44)	(338)	(110)	(2,263)
Managed accounts-institutional	(584)	112	1,174	(116)	586	289	(290)	(2,159)	1,091	(1,068)
Closed-end funds	3	48	(1,172)	(1,250)	(2,370)	(632)	77	377	946	767

Total funds and accounts	$(3,042)	(919)	(1,745)	(4,582)	(10,288)	$(1,811)	801	(725)	2,907	1,172

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$164,307	153,026	151,833	134,065	164,307	$119,223	115,334	127,815	140,979	119,223
Acquisition of Winslow Capital accounts	—	—	—	4,542	4,542	—	—	—	—	—
Sales — funds and accounts	4,254	5,321	6,501	4,912	20,988	5,537	6,437	6,450	8,649	27,072
Dividend reinvestments	69	155	(170)	493	547	70	107	118	182	477
Redemptions and withdrawals	(7,365)	(6,394)	(8,076)	(9,988)	(31,823)	(7,418)	(5,743)	(7,293)	(5,924)	(26,377)

Total net flows into funds and accounts	(3,042)	(919)	(1,745)	(4,582)	(10,288)	(1,811)	801	(725)	2,907	1,172
Appreciation / (depreciation) of managed assets	(8,240)	(274)	(16,022)	(14,802)	(39,338)	(2,079)	11,681	13,889	910	24,400

End of period	$153,026	151,833	134,065	119,223	119,223	$115,334	127,815	140,979	144,796	144,796

Recap by product type:
Mutual funds	$18,415	19,064	17,661	14,689		$15,264	17,329	20,571	21,370
Closed-end funds	50,626	50,095	44,710	39,858		39,570	41,892	45,629	45,985
Managed accounts-retail	49,431	47,671	40,368	34,860		31,642	34,806	38,336	38,480
Managed accounts-institutional	34,553	35,002	31,326	29,817		28,858	33,789	36,443	38,960

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	144,796

Recap by manager:
Nuveen	$74,914	75,031	69,650	64,649		$65,968	69,493	76,480	77,315
NWQ	29,650	28,301	23,159	17,264		14,518	16,568	19,281	19,624
Rittenhouse	2,669	2,093	1,713	1,258		—	—	—	—
Santa Barbara	3,789	3,833	3,352	2,658		3,336	3,677	3,785	3,804
Symphony	9,838	10,202	9,960	7,113		6,811	7,293	8,103	8,477
Tradewinds	30,537	30,779	24,749	20,606		18,564	23,511	24,562	25,389
HydePark	1,629	1,594	1,483	1,134		1,158	1,285	1,401	1,464
Winslow Capital	—	—	—	4,542		4,979	5,989	7,366	8,723

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	144,796

Recap by style:
Equity-based	$74,083	72,449	59,495	52,064		$46,563	54,717	60,366	63,054
Municipals	63,073	63,513	60,714	57,540		60,069	62,498	68,570	68,670
Taxable income-oriented	15,870	15,871	13,857	9,619		8,702	10,601	12,043	13,072

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	144,796

TABLE 2
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q4 2009
Income/(loss) before taxes (consolidated) (preliminary GAAP)	(5,696)

Net (income)/loss attributable to the noncontrolling interests	(22,637)

Net interest expense	81,122
Amortization & depreciation	21,582	(2)

Adjustments per Credit Agreement:
Non-cash compensation	19,471	(3)
Deal related expenses	451	(4)
Retention, severance and recruiting expense	17,064	(5)
Structured products distribution expense	5,435	(6)
Non-recurring items	7,276	(7)
Pro forma restructuring	569	(8)
Debt and investment related expenses	(7,632	) (9)

Adjusted EBITDA (1)	$117,005

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$17,545 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $4,037 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$5,793 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $9,336 is included in Severance and $1,935 is included in Other operating expense in the consolidated financial statements.

(6)	$4,686 of this amount is included in the Other operating expense line in the consolidated financial statements and $749 is included in Compensation and benefits.

(7)	$4,459 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $1,831 is included in Outside and professional services, $616 is included in Compensation and benefits, $51 is included in Occupancy and equipment, $103 is included in Travel and entertainment and $216 is included in Other operating expenses in the consolidated financial statements.

(8)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(9)	($8,815) of this amount is included in Other income/(expense) in the consolidated financial statements, $1,493 is included in Net interest expense, and ($310) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q4 2008
Income/(loss) before taxes (consolidated) (GAAP)	(2,215,554)

Net (income)/loss attributable to the noncontrolling interests	90,312

Net interest expense	68,737
Amortization & depreciation	19,186	(2)

Adjustments per Credit Agreement:
Non-cash compensation	9,585	(3)
Deal related expenses	145	(4)
Retention, severance and recruiting expense	52,192	(5)
Structured products distribution expense	7,169	(6)
Non-recurring items	(5,023	) (7)
Non-cash impairment	2,013,072	(8)
Pro forma restructuring	6,577	(9)
Debt and investment related expenses	48,280	(10)

Subtotal	94,678

Winslow pro forma	1,850	(11)

Adjusted EBITDA (1)	$96,528

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$16,210 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $2,976 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$40,690 of this amount is included in the Severance line in the consolidated financial statements, $2,680 is included in Other operating expenses and $8,822 is included in Compensation and benefits in the consolidated financial statements.

(6)	$6,269 of this amount is included in the Other operating expenses line in the consolidated financial statements and $900 is included in Compensation and benefits.

(7)	($7,427) of this amount is included in the Other income/(expense) line in the consolidated financial statements, $2,555 is included in Outside and professional services, ($125) is included in Compensation and benefits, $19 is included in Advertising and product promotion, ($2) is included in Travel and entertainment and ($43) is included in Other operating expenses in the consolidated financial statements.

(8)	$1,089,258 of this amount is included in the Intangible asset impairment line in the consolidated financial statements, $885,500 is included in Goodwill impairment, and $38,314 is included in the Other income/(expense) line in the consolidated financial statements.

(9)	$3,822 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $2,273 is added back to Advisory fee revenue, and $482 is included in Occupancy and equipment in the consolidated financial statements.

(10)	$44,619 of this amount is included in Other income/(expense) in the consolidated financial statements, $3,458 is included in Net interest expense and $203 is included in Other operating expenses.

(11)	This amount represents the pro forma effect of the acquisition of Winslow in December 2008, which is pursuant to the terms of the Bank Credit Agreement. $3,895 of this amount is added back to Advisory fees, ($1,670) is included in Compensation and benefits, ($100) is included in Occupancy and equipment, ($50) is included in Travel and entertainment, ($125) is included in Outside and professional services, and ($100) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	2009
Income/(loss) before taxes (consolidated) (preliminary GAAP)	(4,813)

Net (income)/loss attributable to the noncontrolling interests	(136,926)

Net interest expense	280,584
Amortization & depreciation	85,516	(2)

Adjustments per Credit Agreement:
Non-cash compensation	57,246	(3)
Deal related expenses	3,738	(4)
Retention, severance and recruiting expense	42,461	(5)
Structured products distribution expense	16,907	(6)
Non-recurring items	11,217	(7)
Pro forma restructuring	9,577	(8)
Debt and investment related expenses	14,223	(9)

Adjusted EBITDA (1)	$379,730

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$70,267 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $15,249 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	$3,697 of this amount is included in the Other income/(expense) line in the consolidated financial statements, and $41 is included in Travel and entertainment in the consolidated financial statements.

(5)	$16,795 of this amount is included in the Severance line in the consolidated financial statements, $4,600 is included in Other operating expenses and $21,065 is included in Compensation and benefits in the consolidated financial statements.

(6)	$15,521 of this amount is included in the Other operating expenses line in the consolidated financial statements, and $1,386 is included in Compensation and benefits in the consolidated financial statements.

(7)	$5,620 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $3,045 is included in Outside and professional services, $960 is included in Compensation and benefits, $101 is included in Occupancy and equipment, $226 is included in Travel and entertainment, $1,258 is included in Other operating expenses, and $7 is included in Advertising and promotional costs in the consolidated financial statements.

(8)	$4,027 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $3,788 is added back to Advisory fee revenue, and $1,762 is included in Occupancy and equipment in the consolidated financial statements.

(9)	$11,273 of this amount is included in Other income/(expense) in the consolidated financial statements, $4,120 is included in net interest expense, and ($1,170) is included in other operating expenses.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2010	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
		Name:	John L. MacCarthy
		Title:	Executive Vice President